UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC  20549

FORM 8-K

CURRENT REPORT

 Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 5, 2013

LIVERPOOL GROUP, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-53303	26-2260583
(State or other jurisdiction of incorporation or organization)	(Commission File No.)	(I.R.S. Employer Identification No.)

21724 E. Stanford Circle, Elkhorn, Nebraska 68022

(Address of Principal Executive Offices)

_______________

(402) 681-4635

 (Registrant’s telephone number, including area code)

_______________

(Former Name or Former Address if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

o	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425).
o	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

o	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR.14d-2(b))
o	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

 Item 4.01

Changes in Registrant’s Certifying Accountant

On the 5th day of January, 2013, MaloneBailey, LLP, certified public accounting firm, was engaged by the Locan, Inc. (the “Company”) for the quarterly period ended December 31, 2012.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LIVERPOOL GROUP, INC.

Date:	January 22, 2013	/s/ Daniel K. Leonard
Daniel K. Leonard
President, Chief Executive Officer, and Sole Director